EXHIBIT 10.2

THIRD AMENDMENT

TO

TERM LOAN CREDIT AGREEMENT

dated as of

March 19, 2007

among

XTO ENERGY INC.,
as Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent,

and

The Lenders Party Hereto

____________________________

BNP PARIBAS,

as Syndication Agent

and

BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY,

BMO CAPITAL MARKETS FINANCING, INC.,

CITIBANK, N.A.,

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

____________________________

BANC OF AMERICA
SECURITIES LLC                      and                                                    BNP PARIBAS
as Co-Arrangers and Joint Bookrunners

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Third Amendment”) dated as of March 19, 2007, is among XTO ENERGY INC., a Delaware corporation (the “Borrower”); BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), BNP PARIBAS, as syndication agent, and BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY, BMO CAPITAL MARKETS FINANCING, INC., CITIBANK, N.A. AND WACHOVIA BANK, NATIONAL ASSOCIATION, as co-documentation agents, and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Credit Agreement dated as of November 10, 2004 (as amended by the First Amendment to Term Loan Credit Agreement dated as of April 1, 2005 and the Second Amendment to Term Loan Credit Agreement dated as of March 10, 2006, the “Credit Agreement”), pursuant to which the Lenders have made certain term loans to the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.

Section 2.  Amendments to Credit Agreement.

2.1  Amendments to Section 1.01.

(a)  The definition of “Affiliate” is hereby amended in its entirety to read as follows:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

(b)  The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Term Loan Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the

same may from time to time be amended, modified, restated, or replaced from time to time.

(c)  The grid in the definition of “Applicable Margin” is hereby amended in its entirety to read as follows:

Index Debt Ratings	Eurodollar Spread
Category 1 > A- / A3	0.250%
Category 2 BBB+ / Baa1	0.300%
Category 3 BBB / Baa2	0.400%
Category 4 BBB- / Baa3	0.550%
Category 5 < BBB- / Baa3	0.700%

(d)  The definition of “Consolidated Tangible Net Worth” is hereby deleted in its entirety.

(e)  The definition of “Material Indebtedness” is hereby amended by replacing “$50,000,000” in the fourth line thereof with “$100,000,000”.

(f)  The definition of “Maturity Date” is hereby amended by replacing “2010” with “2012”.

(g)  The definition of “Oil and Gas Properties” is hereby amended by deleting the words “all interests held in Oil and Gas Royalty Trusts/MLP’s whether presently existing or hereafter created;” beginning in the sixth line thereof.

(h)  The definition of “Oil and Gas Royalty Trust/MLP” is hereby deleted in its entirety.

(i)  The definition of “Permitted Encumbrances” is hereby amended by deleting clause (m) thereof and re-lettering clause (n) thereof to be clause (m).

(j)  The definition of “Subsidiary” is hereby amended in its entirety to read as follows:

“Subsidiary” means any subsidiary of the Borrower.

(k)  The definition of “Subsidiary Guaranty” is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiary” in the second line thereof.

(l)  The definition of “Total Cap” is hereby amended by replacing the words “Consolidated Tangible Net Worth” contained therein with the words “Consolidated Net Worth”.

(m)  The definition of “Total Debt” is hereby amended in its entirety to read as follows:

“Total Debt” means as of any date of determination, all Indebtedness (without duplication) of the Borrower and the Restricted Subsidiaries on a consolidated basis (including any Indebtedness proposed to be incurred on such date of determination and excluding (i) all Indebtedness to be paid on such date of determination with the proceeds thereof, (ii) any contingent Indebtedness described in clause (g) of the definition of Indebtedness so long as such contingent Indebtedness does not secure or otherwise provide credit support for any other Indebtedness and (iii) the aggregate Hybrid Equity Credit for all Hybrid Equity Securities).

(n)  The following definitions are hereby added where alphabetically appropriate to read as follows:

“Consolidated Net Worth” means, at any date, (i) the consolidated stockholders’ equity (plus to the extent not included any equity being issued within three Business Days of such date) of the Borrower and its Restricted Subsidiaries (determined in accordance with GAAP); less (ii) the non-cash gains related to derivatives, net of associated taxes, included in the consolidated income statement of the Borrower after December 31, 2004 and the other comprehensive income component of consolidated stockholders’ net equity of Borrower and its Restricted Subsidiaries; plus (iii) the aggregate amount of any non-cash write downs, charges and losses, net of associated taxes, included in, but not limited to, those under Statements of Financial Accounting Standards Nos. 19, 109, 123R, 142, 143 and 144, (and any statements replacing, modifying or superceding such statement), on a consolidated basis, by the Borrower and its Restricted Subsidiaries after December 31, 2004; plus (iv) the non-cash losses related to derivatives, net of associated taxes, included in the consolidated income statement of the Borrower after December 31, 2004 and the other comprehensive income component of consolidated stockholders’ net equity of the Borrower and its Restricted Subsidiaries.

“Hybrid Equity Credit” means, on any date, with respect to any Hybrid Equity Securities, the aggregate principal amount of such Hybrid Equity Securities that is treated as equity by S&P and Moody’s based on the classifications for such Hybrid Equity Securities issued by S&P and Moody’s; provided that if the classifications for such Hybrid Equity Securities issued by S&P and Moody’s are different, then the higher classification (i.e., the classification that provides for the most equity) will apply to determine the amount of “Hybrid Equity Credit” for such Hybrid Equity Securities.

“Hybrid Equity Securities” means, on any date (the “determination date”), any securities issued by the Borrower or any of the Restricted Subsidiaries or a financing vehicle of the Borrower or any of the Restricted Subsidiaries, other than common stock, that meet the following criteria: (a) (i) the Borrower demonstrates that such securities are classified, at the time they are issued, as possessing a minimum of “intermediate equity content” by S&P and “Basket C equity credit” by Moody’s (or the equivalent classifications then in effect by such agencies) and (ii) on such determination date such securities are classified as possessing a minimum of “intermediate equity content” by S&P or “Basket C equity credit” by Moody’s (or the equivalent classifications then in effect by such agencies) and (b) such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the later of the termination of the Commitments and the repayment in full of all obligations of the Borrower under this Agreement. As used in this definition, “mandatory redemption” shall not include conversion of a security into common stock.

“Third Amendment” means the Third Amendment to Term Loan Credit Agreement dated as of March 19, 2007 among the Borrower and the Lenders party thereto.

2.2  Amendment to Section 3.06(a). Section 3.06(a) is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiaries” in the third line thereof.

2.3  Amendment to Section 3.06(b). Section 3.06(b) is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiaries” in the third line thereof.

2.4  Amendment to Section 3.08. Section 3.08 is hereby amended in its entirety to read as follows:

“Section 3.08 Investment Company Status. Neither the Borrower nor any of its Restricted Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.”

2.5  Amendment to Section 5.01(e). Section 5.01(e) is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiary” in the second line thereof.

2.6  Amendment to Section 5.01(g). Section 5.01(g) is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiary” in the second line thereof.

2.7  Amendment to Section 5.02(c). Section 5.02(c) is hereby amended by (i) deleting the words “and its Subsidiaries” in the third line thereof and substituting the words “or any ERISA Affiliate (or any combination thereof)” therefor and (ii) replacing “$25,000,000” in the third line thereof with “$100,000,000”.

2.8  Amendment to Section 5.04. Section 5.04 is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiaries” in the second line thereof and immediately prior to the word “Subsidiary” in the fifth line thereof.

2.9  Amendment to Section 5.06. Section 5.06 is hereby amended by adding the word “Restricted” immediately prior to the word “Subsidiaries” in the second line thereof.

2.10  Amendment to Section 5.07. Section 5.07 is hereby amended by adding the word “Restricted” immediately prior to the word “Subsidiaries” in the second line thereof.

2.11  Amendment to Section 5.10. Section 5.10 is hereby amended by deleting the words “(other than Indebtedness incurred by an Oil and Gas Royalty Trust/MLP permitted by clause (d) of the definition of “Oil and Gas Royalty Trust/MLP”)” beginning in the third line thereof.

2.12  Amendment to Section 6.04. Section 6.04 is hereby amended by replacing “0.60” in the second line thereof with “0.65”.

2.13  Amendment to Section 6.06. Section 6.06 is hereby amended by deleting the words (i) “(either directly or indirectly through its ownership of Equity Interests in Oil and Gas Royalty Trust/MLPs)” beginning in the third line thereof and (ii) “(other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries)” beginning in the fifth line thereof.

2.14  Amendment to Section 6.08. Section 6.08 is hereby amended by inserting the word “Restricted” immediately prior to the word “Subsidiary” in both the twelfth and thirteenth lines thereof.

2.15  Amendment to Article VII. Clause (k) of Article VII is hereby amended by replacing “$75,000,000” in the second line thereof with “$100,000,000”.

Section 3.  Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02(b) of the Credit Agreement) (the “Effective Date”):

3.1  The Administrative Agent and the applicable Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the Effective Date.

3.2  The Administrative Agent shall have received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.3  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, in form and substance satisfactory to the Administrative Agent.

3.4  The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5  No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 4.  Miscellaneous.

4.1  Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

4.2  Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2003, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3  Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4  Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5  NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6  GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:     XTO ENERGY INC.

By:     /s/ Brent W. Clum
Brent W. Clum
Senior Vice President & Treasurer

ADMINISTRATIVE AGENT:  BANK OF AMERICA, N.A., as a Lender and as
               Administrative Agent

By:       /s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

SYNDICATION AGENT & LENDER:           BNP PARIBAS

By:    /s/ Betsy Jocher
Betsy Jocher
Director

By:    /s/ Greg Smothers
Greg Smothers
Vice President

CO-DOCUMENTATION AGENT
& LENDER: CITIBANK, N.A.

By:    /s/ ASHISH SETHI
ASHISH SETHI
Attorney in Fact

CO-DOCUMENTATION AGENT

& LENDER: BMO CAPITAL MARKETS FINANCING, INC.

(f/k/a HARRIS NESBITT FINANCING, INC.)

By:    /s/ James V. Ducote
James V. Ducote
Director

CO-DOCUMENTATION AGENT
& LENDER:
                                WACHOVIA BANK, NATIONAL
                                 ASSOCIATION

By:    /s/ Paul Pritchett
Paul Pritchett
Vice President

LENDER:	THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY

By:    /s/ Kelton Glasscock
Kelton Glasscock
Vice President & Manager

By:    /s/ Jay Fort
     Jay Fort
                     Vice President

LENDER:                        FORTIS CAPITAL CORP.

By:       /s/ David Montgomery
David Montgomery
Senior Vice President

By:    /s/ Darrell Holley
Darrell Holley
Managing Director

LENDER:                        THE ROYAL BANK OF SCOTLAND plc

By:    /s/ David Slye
David Slye
Vice President

LENDER:                        SUNTRUST BANK

By:    /s/ James M. Warren
James M. Warren
Managing Director

LENDER:                        UBS LOAN FINANCE LLC

By:    /s/ Richard L.Tavrow
Richard L. Tavrow
Director

By:    /s/ Irja R. Otsa
Irja R. Otsa
Associate Director

LENDER:                        U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Daria Mahoney
Daria Mahoney
Vice President

LENDER:                        WELLS FARGO BANK, N.A.

By:    /s/ Bryan M. McDavid
Bryan M. McDavid
Assistant Vice President

LENDER:                        COMERICA BANK

By:    /s/ Rebecca L. Wilson
Rebecca L. Wilson
Corporate Banking Officer